Exhibit 34.1




REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Operating Committee
Saxon Funding Management LLc

We have examined Saxon Funding Mangement LLC's (formerly Saxon Funding Management,Inc.) (the Company's) compliance with the servicing criteria set forth in Item 1122(d) of the Securities and Exchange Commission's Regulation AB for the Residential Mortgage Loans Platform (the Platform) described in the Certification Regarding Compliance with the Applicable Servicing Criteria (the "Certification")as of and for the year ended
December 31, 2006, excluding criteria 1122(d)(1)(ii), 1122d(1)(iii),1122(d)(1)(iv), 1122(d)(2)(i), 1122(d)(2)(ii), 1122(d)(2)(vi),
1122(d)(3)(i)(C),1122(d)(4)(i), 1122(d)(4)(ii), 1122(d)(4)(iv), 1122(d)(4)(v),
1122(d)(4)(vi),1122(d)(4)(viii), 1122(d)(4)(ix), 1122(d)(4)(x), 1122(d)(4)(xi),
1122(d)(4)(xii), 1122(d)(4)(xiii), and 1122(d)(4)(xv), which management has determined are not applicable to the activities performed by the Company with respect to the Platform. Management is responsible for the Company's compliance with the servicing criteria. Our responsibility is to express an opinion on the Company's compliance with the servicing criteria based on our examination.


Our examination was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants, as adopted by the Public Company Accounting Oversight Board (United States) and, accordingly, included examining, on a test basis, evidence about the Company's compliance with the applicable servicing criteria, including tests on a sample basis of the servicing activities related to the Platform, determining whether the Company performed those selected activities in compliance with the servicing criteria during the specified period and performing such other procedures as we considered necessary in the circumstances. Our procedures were limited to selected servicing activities performed by the Company during the period covered by this report and, accordingly, such samples may not have included servicing activities related to each asset-backed transaction included in the Platform. Further, an examination is not designed to detect noncompliance arising from errors that may have occurred prior to the period specified above that may have affected the balances or amounts calculated or reported by the Company during the period covered by this report. We believe that our examination provides a reasonable basis for our opinion. Our examination does not provide a legal determination on the Company's compliance with the servicing criteria.

Our examination disclosed the following material noncompliance with 1122(d)(2)(iv) applicable to the Company during the year ended December 31, 2006. The Company failed to establish and maintain a Custodial account for the Master Servicer on behalf of the note holders, as set forth in the transaction agreements for Saxon Asset Securities Trust 2006-1 and Saxon Asset Securities Trust 2006-3.

In our opinion, except for the material noncompliance described in the preceding paragraph, the Company complied, in all material respects, with the aforementioned applicable servicing criteria for the Residential Mortgage Loans Platform as of and for the year ended December 31, 2006.

Exhibit B to the Certification includes management's responses to the material noncompliance identified in our examination. Such responses have not been subjected to the procedures applied in our examination and, accordingly, we do not express an opinion or provide any form of assurance on the appropriateness of the responses or the effectiveness of any corrective actions described therein.

/s/ Deloitte & Touche LLP
-------------------------

McLean, Virginia
March 15, 2007

Certification Regarding Compliance with Applicable Servicing Criteria

1. Saxon Funidng Management LLC (formerly Saxon Funding Management, Inc.) ("Saxon"), as Master Servicer, is responsible for assessing its compliance with the applicable servicing criteria, for the year ended December 31, 2006, under paragraph (d) of Item 1122 of Regulation AB. Such assessment is set forth herein in connection with asset-backed securities transactions subject to Regulation AB listed on the attached Exhibit C ("the Transactions") involving residential mortgage loans.

2. Except as set forth in paragraph 3 below, Saxon used the criteria set forth in paragraph (d) of Item 1122 of Regulation AB to assess the compliance with the applicable servicing criteria;

3. The criteria described as such on Exhibit A hereto are inapplicable to Saxon based on the activities it performs with respect to asset-backed securities transactions involving residential mortgage loans;

4. Saxon has complied, in all material respects, with the applicable servicing criteria as of and for the period ended December 31, 2006, except as noted on the attached Exhibit B; and

5. A registered public accounting firm has issued an attestation report on Saxon's assessment of compliance with the applicable servicing criteria as of and for the period ended December 31, 2006.

                            [SIGNATURE PAGE FOLLOWS]

March 15, 2007

                                                  Saxon Funding Management LLC


                                                  /s/ Ernest G. Bretana
                                                  ------------------------------
                                                  Ernest G. Bretana
                                                  Executive Vice President

                                    EXHIBIT A

                                                                                                         INAPPLICABLE
                                                                                APPLICABLE                SERVICING
                           SERVICING CRITERIA                               SERVICING CRITERIA             CRITERIA
---------------------------------------------------------------------------------------------------------------------
                                                                               Performed
                                                                                  by        Performed by
                                                                             Vendor(s) for vendor(s) for
                                                                 Performed    which Saxon   which Saxon
                                                                  Directly      Funding       Funding
                                                                     by       Management,    Management,
                                                                   Saxon        Inc. is      Inc. is NOT
                                                                  Funding        the             the
                                                                 Management,  Responsible    Responsible
   Reference                    Criteria                            Inc.         Party         Party(2)
---------------------------------------------------------------------------------------------------------------------
                           General Servicing Considerations
---------------------------------------------------------------------------------------------------------------------
 1122(d)(1)(i)   Policies and procedures are instituted              X 1
                 to monitor any performance or other
                 triggers and events of default in
                 accordance with the transaction
                 agreements.
---------------------------------------------------------------------------------------------------------------------
 1122(d)(1)(ii)  If any material servicing activities are                                                       X
                 outsourced to third parties, policies and
                 procedures are instituted to monitor the
                 third party's performance and compliance
                 with such servicing activities.
---------------------------------------------------------------------------------------------------------------------
 1122(d)(1)(iii) Any requirements in the transaction                                                            X
                 agreements to maintain a back-up
                 servicer for the pool assets are
                 maintained.
---------------------------------------------------------------------------------------------------------------------
 1122(d)(1)(iv)  A fidelity bond and errors and omissions                                                       X
                 policy is in effect on the party
                 participating in the servicing function
                 throughout the reporting period in the
                 amount of coverage required by and
                 otherwise in accordance with the terms of
                 the transaction agreements.
---------------------------------------------------------------------------------------------------------------------
                       Cash Collection and Administration
---------------------------------------------------------------------------------------------------------------------
 1122(d)(2)(i)   Payments on pool assets are deposited into                                                     X
                 the appropriate custodial bank accounts and
                 related bank clearing accounts no more than
                 two business days of receipt, or such other
                 number of days specified in the transaction
                 agreements.
---------------------------------------------------------------------------------------------------------------------
 1122(d)(2)(ii)  Disbursements made via wire transfer on                                                       X
                 behalf of an obligor or to an investor
                 are made only by authorized personnel.
---------------------------------------------------------------------------------------------------------------------
 1122(d)(2)(iii) Advances of funds or guarantees regarding           X 1 & 2
                 collections, cash flows or distributions,
                 and any interest or other fees charged for such
                 advances, are made, reviewed and approved as
                 specified in the transaction agreements.
---------------------------------------------------------------------------------------------------------------------
 1122(d)(2)(iv)  The related accounts for the transaction,           X 1 & 3
                 such as cash reserve accounts or accounts
                 established as a form of over
                 collateralization, are separately
                 maintained (e.g., with respect to
                 commingling of cash) as set forth in the
                 transaction agreements.
---------------------------------------------------------------------------------------------------------------------

                                                                                                           INAPPLICABLE
                                                                                  APPLICABLE                SERVICING
                          SERVICING CRITERIA                                  SERVICING CRITERIA             CRITERIA
-----------------------------------------------------------------------------------------------------------------------
                                                                                 Performed
                                                                                    by        Performed by
                                                                               Vendor(s) for vendor(s) for
                                                                   Performed    which Saxon   which Saxon
                                                                    Directly      Funding       Funding
                                                                       by       Management,    Management,
                                                                     Saxon        Inc. is      Inc. is NOT
                                                                    Funding        the             the
                                                                   Management,  Responsible    Responsible
   Reference                   Criteria                               Inc.         Party         Party(2)
-----------------------------------------------------------------------------------------------------------------------
 1122(d)(2)(v)   Each custodial account is maintained at a           X 1 & 3
                 federally insured depository institution as
                 set forth in the transaction agreements. For
                 purposes of this criterion, "federally insured
                 depository institution" with respect to a
                 foreign financial institution means a foreign
                 financial institution that meets the requirements
                 of Sec.240.13k-1(b)(1) of this chapter.
-----------------------------------------------------------------------------------------------------------------------
 1122(d)(2)(vi)  Unissued checks are safeguarded so as to                                                        X
                 prevent unauthorized access.
-----------------------------------------------------------------------------------------------------------------------
 1122(d)(2)(vii) Reconciliations are prepared on a monthly
                 basis for all asset-backed securities related
                 bank accounts, including custodial accounts and
                 related bank clearing accounts. These
                 reconciliations:
                 ------------------------------------------------------------------------------------------------------
                 (A) Are mathematically accurate;                    X 1 & 3
                 ------------------------------------------------------------------------------------------------------
                 (B) Are prepared within 30 calendar days            X 1 & 3
                 after the bank statement cutoff date, or
                 such other number of days specified in the
                 transaction agreements;
                 ------------------------------------------------------------------------------------------------------
                 (C) Are reviewed and approved by someone other      X 1 & 3
                 than the person who prepared the
                 reconciliation; and
                 ------------------------------------------------------------------------------------------------------
                 (D) Contain explanations for reconciling            X 1 & 3
                 items. These reconciling items are resolved
                 within 90 calendar days of their original
                 identification, or such other number of days
                 specified in the transaction agreements.
-----------------------------------------------------------------------------------------------------------------------
                         Investor Remittances and Reporting
-----------------------------------------------------------------------------------------------------------------------
 1122(d)(3)(i)   Reports to investors, including those to be
                 filed with the Commission, are maintained in
                 accordance with the transaction agreements
                 and applicable Commission requirements.
                 Specifically, such reports:
                 ------------------------------------------------------------------------------------------------------
                 (A) Are prepared in accordance with timeframes      X 1 & 4
                 and other terms set forth in the transaction
                 agreements;
                 ------------------------------------------------------------------------------------------------------
                 (B) Provide information calculated in              X 1, 4 & 5
                 accordance with the terms specified in the
                 transaction agreements;
                 ------------------------------------------------------------------------------------------------------
                 (C) Are filed with the Commission as required                                                  [X]
                 by its rules and regulations; and
                 ------------------------------------------------------------------------------------------------------
                 (D) Agree with investors' or the trustee's          X 1 & 4
                 records as to the total unpaid principal
                 balance and number of pool assets serviced by
                 the servicer.
-----------------------------------------------------------------------------------------------------------------------
 1122(d)(3)(ii)  Amounts due to investors are allocated and          X 1 & 4
                 remitted in accordance with timeframes,
                 distribution priority and other terms set
                 forth in the transaction agreements.
-----------------------------------------------------------------------------------------------------------------------

                                                                                                              INAPPLICABLE
                                                                                     APPLICABLE                SERVICING
                           SERVICING CRITERIA                                    SERVICING CRITERIA             CRITERIA
--------------------------------------------------------------------------------------------------------------------------
                                                                                    Performed
                                                                                       by        Performed by
                                                                                  Vendor(s) for vendor(s) for
                                                                      Performed    which Saxon   which Saxon
                                                                       Directly      Funding       Funding
                                                                          by       Management,    Management,
                                                                        Saxon        Inc. is      Inc. is NOT
                                                                       Funding        the             the
                                                                      Management,  Responsible    Responsible
   Reference                    Criteria                                 Inc.         Party        Party(2)
--------------------------------------------------------------------------------------------------------------------------
 1122(d)(3)(iii) Disbursements made to an investor are posted           X 1 & 4
                 within two business days to the servicer's
                 investor records, or such other number of days
                 specified in the transaction agreements.
--------------------------------------------------------------------------------------------------------------------------
 1122(d)(3)(iv)  Amounts remitted to investors per the investor         X 1 & 4
                 reports agree with cancelled checks, or other
                 form of payment, or custodial bank statements.
--------------------------------------------------------------------------------------------------------------------------
                               Pool Asset Administration
--------------------------------------------------------------------------------------------------------------------------
 1122(d)(4)(i)   Collateral or security on pool assets is                                                           X
                 maintained as required by the transaction
                 agreements or related pool asset documents.
--------------------------------------------------------------------------------------------------------------------------
 1122(d)(4)(ii)  Pool assets and related documents are safeguarded                                                  X
                 as required by the transaction agreements.
--------------------------------------------------------------------------------------------------------------------------
 1122(d)(4)(iii) Any additions, removals or substitutions to the        X 1 & 6
                 asset pool are made, reviewed and approved in
                 accordance with any conditions or requirements
                 in the transaction agreements.
--------------------------------------------------------------------------------------------------------------------------
 1122(d)(4)(iv)  Payments on pool assets, including any payoffs,                                                    X
                 made in accordance with the related pool asset
                 documents are posted to the applicable servicer's
                 obligor records maintained no more than two business
                 days after receipt, or such other number of
                 days specified in the transaction agreements, and
                 allocated to principal, interest or other items
                 (e.g., escrow) in accordance with the related pool
                 asset documents.
--------------------------------------------------------------------------------------------------------------------------
 1122(d)(4)(v)   The servicer's records regarding the pool assets                                                   X
                 agree with the servicer's records with respect to
                 an obligor's unpaid principal balance.
--------------------------------------------------------------------------------------------------------------------------
 1122(d)(4)(vi)  Changes with respect to the terms or status of an                                                  X
                 obligor's pool asset (e.g., loan modifications or
                 re-agings) are made, reviewed and approved by
                 authorized personnel in accordance with the
                 transaction agreements and related pool asset
                 documents.
--------------------------------------------------------------------------------------------------------------------------
 1122(d)(4)(vii) Loss mitigation or recovery actions (e.g.,             X 1 & 7
                 forbearance plans, modifications and deeds in lieu
                 of foreclosure, foreclosures and repossessions, as
                 applicable) are initiated, conducted and
                 concluded in accordance with the timeframes or
                 other requirements established by the transaction
                 agreements.
--------------------------------------------------------------------------------------------------------------------------

                                                                                                                   INAPPLICABLE
                                                                                          APPLICABLE                 SERVICING
                               SERVICING CRITERIA                                     SERVICING CRITERIA             CRITERIA
-------------------------------------------------------------------------------------------------------------------------------
                                                                                         Performed
                                                                                            by        Performed by
                                                                                       Vendor(s) for vendor(s) for
                                                                           Performed    which Saxon   which Saxon
                                                                            Directly      Funding       Funding
                                                                               by       Management,    Management,
                                                                             Saxon        Inc. is      Inc. is NOT
                                                                            Funding        the             the
                                                                           Management,  Responsible    Responsible
   Reference                              Criteria                            Inc.         Party         Party(2)
-------------------------------------------------------------------------------------------------------------------------------
 1122(d)(4)(viii) Records documenting collection efforts are maintained                                                  X
                  during the period a pool asset is delinquent in
                  accordance with the transaction agreements. Such
                  records are maintained on at least a monthly basis,
                  or such other period specified in the transaction
                  agreements, and describe the entity's
                  activities in monitoring delinquent pool assets
                  including, for example, phone calls, letters
                  and payment rescheduling plans in cases where
                  delinquency is deemed temporary (e.g., illness or
                  unemployment).
-------------------------------------------------------------------------------------------------------------------------------
 1122(d)(4)(ix)   Adjustments to interest rates or rates of return                                                       X
                  for pool assets with variable rates are computed
                  based on the related pool asset documents.
-------------------------------------------------------------------------------------------------------------------------------
 1122(d)(4)(x)    Regarding any funds held in trust for an obligor
                  (such as escrow accounts):
-------------------------------------------------------------------------------------------------------------------------------
                  (A) Such funds are analyzed, in accordance with the                                                    X
                  obligor's pool asset documents, on at least an annual
                  basis, or such other period specified in the
                  transaction agreements;
-------------------------------------------------------------------------------------------------------------------------------
                  (B) Interest on such funds is paid, or credited, to                                                    X
                  obligors in accordance with applicable pool asset
                  documents and state laws; and
-------------------------------------------------------------------------------------------------------------------------------
                  (C) Such funds are returned to the obligor within 30                                                   X
                  calendar days of full repayment of the related pool
                  asset, or such other number of days specified in the
                  transaction agreements.
-------------------------------------------------------------------------------------------------------------------------------
 1122(d)(4)(xi)   Payments made on behalf of an obligor (such as tax or                                                  X
                  insurance payments) are made on or before the related
                  penalty or expiration dates, as indicated on the
                  appropriate bills or notices for such payments,
                  provided that such support has been received by the
                  servicer at least 30 calendar days prior to these
                  dates, or such other number of days specified in the
                  transaction agreements.
-------------------------------------------------------------------------------------------------------------------------------
 1122(d)(4)(xii)  Any late payment penalties in connection with any                                                      X
                  payment to be made on behalf of an obligor are paid from
                  the servicer's funds and not charged to the obligor,
                  unless the late payment was due to the obligor's error
                  or omission.
-------------------------------------------------------------------------------------------------------------------------------
 1122(d)(4)(xiii) Disbursements made on behalf of an obligor are posted                                                  X
                  within two business days to the obligor's records
                  maintained by the servicer, or such other number of
                  days specified in the transaction agreements.
-------------------------------------------------------------------------------------------------------------------------------
 1122(d)(4)(xiv)  Delinquencies, charge-offs and uncollectible accounts      X 1 & 7
                  are recognized and recorded in accordance with the
                  transaction agreements.
-------------------------------------------------------------------------------------------------------------------------------

                                                                                                       INAPPLICABLE
                                                                              APPLICABLE                 SERVICING
                           SERVICING CRITERIA                             SERVICING CRITERIA             CRITERIA
-------------------------------------------------------------------------------------------------------------------
                                                                             Performed
                                                                                by        Performed by
                                                                           Vendor(s) for vendor(s) for
                                                               Performed    which Saxon   which Saxon
                                                                Directly      Funding       Funding
                                                                   by       Management,    Management,
                                                                 Saxon        Inc. is      Inc. is NOT
                                                                Funding        the             the
                                                               Management,  Responsible    Responsible
   Reference                    Criteria                          Inc.         Party         Party(2)
-------------------------------------------------------------------------------------------------------------------
 1122(d)(4)(xv) Any external enhancement or other support,                                                   X
                identified in Item 1114(a)(1) through (3) or
                Item 1115 of this Regulation AB, is maintained
                as set forth in the transaction agreements.
------------------------------------------------------------------------------------------------------------------------------------

                    Footnotes to Exhibit A Servicing Criteria

1 As it applies to the "Master Servicer" and its responsibilities as defined in the transaction agreements.

2 As it applies to the Master Servicer only to the extent the applicable servicer has failed to make required advances.

3 As it applies to Master Servicer Custodial Account specified in the transaction agreements.

4 As it applies to reports and remittances prepared and sent by the Master Servicer pursuant to the transaction agreements.

5 As it applies to the Master Servicer's oversight of the Calculation Agent pursuant to the transaction agreements.

6 As it applies to the Master Servicers obligations regarding additions, deletions or substitutions to the asset pool in the event of a subsequent transfer pursuant to the transaction agreements.

7 As it applies to the Master Servicer's obligations to review and accept the analysis of the Servicer with regard to Non-Recoverable Mortgage Loans and determination by the Master Servicer whether immediate sale of any REO or Non-Recoverable Mortgage Loan is in the best interest of the certificateholders to maximize recovery, pursuant to the transaction agreements.

                                    EXHIBIT B

1. The Master Servicer Custodial Accounts that were required under Criteria 1122(d)(2)(iv) were not established as required by the transaction agreements.

2. The Master Servicer has established the Custodial Account and has notified Servicing regarding the establishment of the Custodial Account. Funds for the specific trust were deposited from the Servicer's Custodial Account directly to the Payment Distribution Account which is the Custodial Account on behalf of the Trust. At no time were funds commingled.

                                    EXHIBIT C

Saxon Asset Securities Trust 2006-1

Saxon Asset Securities Trust 2006-3